                                                       Exhibit 10(a)












                        THE ADVEST GROUP, INC.






                        Note Purchase Agreement






                     Dated as of December 27, 1996












         $35,000,000 7.95% Senior Notes Due December 31, 2003

                           TABLE OF CONTENTS

                                                             PAGE

1. AUTHORIZATION OF NOTES                                       1

2. SALE AND PURCHASE OF NOTES                                   1

3. CLOSING 2

4. CONDITIONS TO CLOSING                                        2
     4.1   Representations and Warranties                       2
     4.2   Performance; No Default                              2
     4.3   Compliance Certificates                              2
     4.4   Opinions of Counsel                                  3
     4.5   Purchase Permitted By Applicable Law, etc.           3
     4.6   Sale of Other Notes                                  3
     4.7   Payment of Special Counsel Fees                      3
     4.8   Private Placement Number                             4
     4.9   Changes in Corporate Structure                       4
     4.10  Proceedings and Documents                            4

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY                4
     5.1   Organization; Power and Authority                    4
     5.2   Authorization, etc.                                  4
     5.3   Disclosure                                           5
     5.4   Organization and Ownership of Shares of
             Subsidiaries; Affiliates                           5
     5.5   Financial Statements                                 6
     5.6   Compliance with Laws, Other Instruments, etc.        6
     5.7   Governmental Authorizations, etc.                    7
     5.8   Litigation; Observance of Agreements, Statutes
             and Orders                                         7
     5.9   Taxes                                                7
     5.10  Title to Property; Leases                            7
     5.11  Licenses, Permits, etc.                              8
     5.12  Compliance with ERISA                                8
     5.13  Private Offering by the Company                      9
     5.14  Use of Proceeds; Margin Regulations                  9
     5.15  Existing Debt; Future Liens                         10
     5.16  Foreign Assets Control Regulations, etc.            10
     5.17  Status under Certain Statutes                       10
     5.18  Environmental Matters                               10
     5.19  Membership in the NYSE, Etc.                        11
     5.20  Regulation T.                                       11
     5.21  SIPC Assessments.                                   11

6. REPRESENTATIONS OF THE PURCHASER                            11
     6.1   Purchase for Investment                             11

                                                             PAGE

     6.2   Source of Funds                                     12

7. INFORMATION AS TO COMPANY                                   13
     7.1   Financial and Business Information                  13
     7.2   Officer's Certificate                               16
     7.3   Inspection                                          16

8. PAYMENT OF THE NOTES                                        17
     8.1   Required Prepayments; Payment at Maturity           17
     8.2   Optional Prepayments with Make-Whole Amount         17
     8.3   Allocation of Partial Prepayments                   18
     8.4   Maturity; Surrender, etc.                           18
     8.5   No Other Optional Prepayments or Purchase of Notes  18
     8.6   Make-Whole Amount                                   18

9. AFFIRMATIVE COVENANTS                                       19
     9.1   Compliance with Law                                 20
     9.2   Insurance                                           20
     9.3   Maintenance of Properties                           20
     9.4   Payment of Taxes and Claims                         20
     9.5   Corporate Existence, etc.                           21

10.  NEGATIVE COVENANTS                                        21
     10.1  Transactions with Affiliates                        21
     10.2  Consolidated Net Worth                              21
     10.3  Maintenance of Consolidated Senior Funded Debt      21
     10.4  Maintenance of Consolidated Subsidiary Debt         22
     10.5  Maintenance of Consolidated Funded Debt             22
     10.6  Liens                                               22
     10.7  Required Net Capital                                24
     10.8  Line of Business                                    24
     10.9  Maintenance of Ownership                            24
     10.10 Merger, Consolidation, etc                          24
     10.11 Guaranties                                          25

11.  EVENTS OF DEFAULT                                         25

12.  REMEDIES ON DEFAULT, ETC.                                 28
     12.1  Acceleration                                        28
     12.2  Other Remedies                                      29
     12.3  Rescission                                          29
     12.4  No Waivers or Election of Remedies, Expenses, etc.  29

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES             29

                                                             PAGE

     13.1  Registration of Notes                               29
     13.2  Transfer and Exchange of Notes                      30
     13.3  Replacement of Notes                                30

14.  PAYMENTS ON NOTES                                         31
     14.1  Place of Payment                                    31
     14.2  Home Office Payment                                 31

15.  EXPENSES, ETC.                                            31
     15.1  Transaction Expenses                                31
     15.2  Survival                                            32

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
           AGREEMENT                                           32

17.  AMENDMENT AND WAIVER                                      32
     17.1  Requirements                                        32
     17.2  Solicitation of Holders of Notes                    33
     17.3  Binding Effect, etc.                                33
     17.4  Notes held by Company, etc.                         33

18.  NOTICES                                                   33

19.  REPRODUCTION OF DOCUMENTS                                 34

20.  CONFIDENTIAL INFORMATION                                  34

21.  SUBSTITUTION OF PURCHASER                                 36

22.  MISCELLANEOUS                                             36
     22.1  Successors and Assigns                              36
     22.2  Payments Due on Non-Business Days                   36
     22.3  Severability                                        36
     22.4  Construction                                        37
     22.5  Counterparts                                        37
     22.6  Governing Law                                       37

   SCHEDULE A       --   Information Relating to Purchasers

   SCHEDULE B       --   Defined Terms

   SCHEDULE 4.9     --   Changes in Corporate Structure

   SCHEDULE 5.3     --   Disclosure Materials

   SCHEDULE 5.4     --   Subsidiaries of the Company and
                            Ownership of Subsidiary Stock

   SCHEDULE 5.5     --   Financial Statements

   SCHEDULE 5.8     --   Certain Litigation

   SCHEDULE 5.11    --   Patents, etc.

   SCHEDULE 5.12    --   ERISA Affiliates

   SCHEDULE 5.14    --   Use of Proceeds

   SCHEDULE 5.15    --   Existing Debt and Liens

   EXHIBIT 1        --   Form of 7.95% Senior Note due
                            December 31, 2003

   EXHIBIT 4.4(a)   --   Form of Opinion of Special Counsel
                            for the Company

   EXHIBIT 4.4(b)   --   Form of Opinion of General Counsel
                            of the Company

   EXHIBIT 4.4(c)   --   Form of Opinion of Special Counsel
                            for the Purchasers

                        THE ADVEST GROUP, INC.
                         90 State House Square
                               6th Floor
                       Hartford, CT  06103-3702


               7.95% Senior Notes Due December 31, 2003


                                          Dated as of December 27, 1996


To the Purchaser Named on
the Signature Page Hereto


Ladies and Gentlemen:


     THE ADVEST GROUP, INC., a Delaware corporation (together with its successors and assigns, the "Company"), agrees with you as follows:

1.   AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of $35,000,000 aggregate principal amount of its 7.95% Senior Notes due December 31, 2003 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.   SALE AND PURCHASE OF NOTES.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified below your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified below its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.   CLOSING.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Hebb & Gitlin, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., local time, at a closing (the "Closing") on December 27, 1996 or on such other Business Day thereafter on or prior to December 31, 1996 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 00813853 at Bankers Trust Company, New York, New York, ABA # 021001033. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.   CONDITIONS TO CLOSING.

     Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     4.1.      Representations and Warranties.

     The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     4.2.      Performance; No Default.

     The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by any of Sections 10.1, 10.6, 10.10 or 10.11 had such Sections applied since such date.

     4.3.      Compliance Certificates.

          (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and
     4.9 have been fulfilled.

          (b) Secretary's Certificate. The Company shall have delivered to you a certificate of its Secretary or one of its Assistant Secretaries, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.

     4.4.      Opinions of Counsel.

     You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing,

          (a) from Day, Berry & Howard, counsel for the Company, substantially in the form set out in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to you), and

          (b) from Lee G. Kuckro, General Counsel of the Company, substantially in the form set out in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request, and

          (c) from Hebb & Gitlin, your special counsel in connection with such transactions, substantially in the form set out in
     Exhibit 4.4(c) and covering such other matters incident to such transactions as you may reasonably request.

     4.5.      Purchase Permitted By Applicable Law, etc.

     On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date of your execution and delivery of this Agreement. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     4.6.      Sale of Other Notes.

     Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

     4.7.      Payment of Special Counsel Fees.

     Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of the Closing.

     4.8.      Private Placement Number.

     A Private Placement Number issued by Standard & Poor's CUSIP
Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

     4.9.      Changes in Corporate Structure.

     Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     4.10.          Proceedings and Documents.

     All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to you, as of the date of the Closing, that:

     5.1.      Organization; Power and Authority.

     The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

     5.2.      Authorization, etc.

     This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3.      Disclosure.

     The Company, through its agents, Ironwood Capital Partners, Ltd. and Advest, Inc., have delivered to you and each Other Purchaser a copy of a private placement memorandum, dated March 25, 1996 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since September 30, 1996, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     5.4.      organization and Ownership of Shares of Subsidiaries;
Affiliates.

          (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and (ii) the Company's Affiliates (other than Subsidiaries and Affiliates of the type described in clause (d) of the definition of "Affiliate" in Schedule B).

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except in such cases where the failure to have such power and authority, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed in Schedule 5.4, limitations imposed on broker dealers generally by the NYSE and the SEC and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

          (e) The revenues of the Material Subsidiaries for the twelve month period ended November 30, 1996 account for more than 95% of the consolidated revenues of the Company and its Subsidiaries for such period. The assets of the Material Subsidiaries as of the date of Closing constitute not less than 95% of the consolidated assets of the Company and its Subsidiaries as of such date.

     5.5.      Financial Statements.

     The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     5.6.      Compliance with Laws, Other Instruments, etc.

          The execution, delivery and performance by the Company of this Agreement and the Notes will not

          (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

          (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

          (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

     5.7.      Governmental Authorizations, etc.

     No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

     5.8.      Litigation; Observance of Agreements, Statutes and
Orders.

          (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.9.      Taxes.

     The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments the amount of which is not individually or in the aggregate Material or the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended September 30, 1992.

     5.10.     Title to Property; Leases.

     The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     5.11.     Licenses, Permits, etc.

     Except as disclosed in Schedule 5.11,

          (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

     5.12.     Compliance with ERISA.

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) The Company and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

          (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

          (f) Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" maintained by the Company (or any "affiliate" thereof) or in respect of which the Notes could constitute an "employer security" ("employee benefit plan" has the meaning specified in section 3 of ERISA, "affiliate" has the meaning specified in section 407(d) of ERISA and section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "employer security" has the meaning specified in section 407(d) of ERISA).

     5.13.     Private Offering by the Company.

     Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 100 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

     5.14.     Use of Proceeds; Margin Regulations.

     The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR
220). Margin stock which is owned by the Company or its Subsidiaries for their own accounts does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock which is owned by the Company or its Subsidiaries for their own accounts will constitute more than 1% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

     5.15.     Existing Debt; Future Liens.

          (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of September 30, 1996 (and specifying, as to each such Debt, the collateral, if any, securing such Debt), since which date there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

     5.16.     Foreign Assets Control Regulations, etc.

     Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     5.17.     Status under Certain Statutes.

     Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, as an investment company, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

     5.18.     Environmental Matters.

     Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b)neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

     5.19.     Membership in the NYSE, Etc.

     Each Broker-Dealer Subsidiary is registered as a broker-dealer with the SEC under the Exchange Act and with state securities authorities in each state where such Broker-Dealer Subsidiary is required to be so registered. Each Broker-Dealer Subsidiary is a member organization in good standing of the NYSE and the NASD.

     5.20.     Regulation T.

     Each Broker-Dealer Subsidiary is a broker-dealer subject to the provisions of Regulation T (12 C.F.R. 220) of the Board of Governors of the Federal Reserve System. Each Broker-Dealer Subsidiary maintains procedures and internal controls designed to ensure that such Broker-Dealer Subsidiary does not extend or maintain credit to or for its customers other than in accordance with the provisions of said Regulation T, and each Broker-Dealer Subsidiary regularly supervises the activities of such Person, and the activities of employees of thereof, to ensure that such Broker-Dealer Subsidiary does not extend or maintain credit to or for its customers other than in accordance with the provisions of said Regulation T.

     5.21.     SIPC Assessments.

None of the Broker-Dealer Subsidiaries is in arrears with respect to any assessment made by the SIPC.

6.   REPRESENTATIONS OF THE PURCHASER.

     6.1.      Purchase for Investment.

     You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act or any state securities or "Blue Sky" laws and may be resold only if registered pursuant to the provisions of the Securities Act and any applicable state securities or "Blue Sky" laws or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     6.2.      Source of Funds.

     You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the IRC, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

          (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (c) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (d) the Source constitutes assets of an "investment fund "(within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and

               (i)  the identity of such QPAM and

               (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

          (e)  the Source is a governmental plan; or

          (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

          (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.   INFORMATION AS TO COMPANY.

     7.1.      Financial and Business Information.

     The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, consolidated the financial position of the companies being reported on and their consolidated results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

               (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                  (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their consolidated results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                  (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section (b);

          (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report (including, without limitation, the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act), notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043 of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of the Closing; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (g) Actions, Proceedings -- promptly after a Responsible Officer becomes aware of the commencement thereof, notice of any action or proceeding relating to the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal which would be required to be disclosed in a report on Form 10-Q or Form 10-K filed by the Company with the SEC (whether or not the Company remains subject to the jurisdiction of the SEC in the same manner as exists on the date of Closing); and

          (h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, or such information regarding the Company required to satisfy the requirements of 17 C.F.R. 230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

     7.2.      Officer's Certificate.

     Each set of financial statements delivered to a holder of Notes pursuant to Section (a) or Section (b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.2 through 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     7.3.      Inspection.

     The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.   PAYMENT OF THE NOTES.

     8.1.      Required Prepayments; Payment at Maturity.

     On December 31, 1999 and on each December 31 thereafter to and including December 31, 2002, the Company will prepay $7,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, and the Company will pay all of the principal amount of the Notes remaining outstanding, if any, on December 31, 2003. Each partial prepayment of the Notes pursuant to Section 8.2 will reduce the principal amount of each mandatory prepayment applicable to the Notes, as set forth in this Section 8.1, and the payment at maturity of the Notes in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment.

     8.2.      Optional Prepayments with Make-Whole Amount.

     The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, (but if in part, in an amount not less than $500,000 or such lesser amount as shall then be outstanding), at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this
Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     8.3.      Allocation of Partial Prepayments.

     In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

     8.4.      Maturity; Surrender, etc.

     In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.
Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     8.5.      No Other Optional Prepayments or Purchase of Notes.

     The Company will not prepay (whether directly or indirectly by purchase, redemption or other acquisition) any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Section 8. The Company will promptly cancel all Notes acquired by it or any Subsidiary pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this
Section 8 and no Notes may be issued in substitution or exchange for any such Notes.

     8.6.      Make-Whole Amount.

     The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section
     8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by
     (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15
     (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one twelfth year) obtained by dividing (a) such Called Principal into
     (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     9.1.      Compliance with Law.

     The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.2.      Insurance.

     The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and selfinsurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     9.3.      Maintenance of Properties.

The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.4.      Payment of Taxes and Claims.

     The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges or levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     9.5.      Corporate Existence, etc.

     The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.10, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10.  NEGATIVE COVENANTS.


     The Company covenants that so long as any of the Notes are outstanding:

     10.1.     Transactions with Affiliates.

     The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     10.2.     Consolidated Net Worth.

     The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of

          (a)  $65,000,000, plus

          (b) an aggregate amount equal to 35% of Consolidated Net Income (or, in the case of a loss, zero) for each completed fiscal quarter of the Company beginning with the fiscal quarter of the Company ended March 31, 1997.

     10.3.     Maintenance of Consolidated Senior Funded Debt.

          (a) The Company will not at any time permit Consolidated Senior Funded Debt (excluding Defeased GECC Debt) at such time to exceed 90% of Consolidated Net Worth as of the then most recently ended fiscal quarter of the Company.

          (b) The Company will repay, or cause to be repaid, each item of Debt specified in paragraph (a) of Schedule 5.14 on or before the date specified therein for the repayment of such Debt.

     10.4.     Maintenance of Consolidated Subsidiary Debt.

     The Company will not at any time permit Consolidated Subsidiary Debt (excluding Defeased GECC Debt) at such time to exceed 20% of Consolidated Net Worth as of the then most recently ended fiscal quarter of the Company

     10.5.     Maintenance of Consolidated Funded Debt.

     The Company will not at any time permit Consolidated Funded Debt (excluding Defeased GECC Debt) at such time to exceed 135% of Consolidated Net Worth as of the then most recently ended fiscal quarter of the Company.

     10.6.     Liens.

     The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the last paragraph of this Section 10.6), or assign or otherwise convey any right to receive income or profits, except:

          (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by
     Section 9.4;

          (b) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

          (c) any attachment or judgment Lien, unless the judgment it secures (i) shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay or (ii) exceeds $5,000,000;

          (d) Liens on property or assets of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

          (e) Liens existing on the date of this Agreement (including, without limitation, Liens securing Defeased GECC Debt) and securing the Debt of the Company and its Subsidiaries described in
     Schedule 5.15 and any Lien renewing, extending or refunding any Lien permitted by this clause (e), provided that (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately prior to and after such extension, renewal or refunding no Default or Event of Default would exist;

          (f) Liens arising in connection with deposits made with exchanges, depositories, or clearing corporations in the ordinary course of the broker-dealer business and Liens arising in connection with loans and each other transaction in the ordinary course of the broker-dealer or banking business of any of the Subsidiaries, including, but not limited to, repurchase agreements and customer security transactions;

          (g) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property or its usefulness to the Company or its Subsidiaries, as the case may be;

          (h) Liens arising in the ordinary course of business in connection with the acquisition of personal property in the ordinary course of business of the Company or any of its Subsidiaries so long as the aggregate amount of the obligations or Debt secured by such Liens does not at any time exceed $1,000,000 and such Lien is granted contemporaneously with the acquisition of such personal property; and

          (i)other Liens not otherwise permitted by paragraphs (a) through (h), inclusive, of this Section 10.6, which Liens secure Debt and are granted contemporaneously with the incurrence of such Debt, provided (i) that the incurrence of such Debt is permitted by Section 10.2 through 10.5, inclusive, and (ii) the Company shall make, or cause to be made, effective provisions whereby the Notes will be secured equally and ratably with such Debt pursuant to agreements reasonably satisfactory to the Required Holders.

     If, notwithstanding the prohibition contained herein, the Company shall create, assume or permit to exist any Lien upon any of its property or assets, or the property or assets of any of its Subsidiaries, whether now owned or hereafter acquired, other than those permitted by the provisions of paragraphs (a) through (h) of this
Section 10.6, it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. Such violation of this Section 10.6 will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 10.6.

     10.7.     Required Net Capital.

     The Company will not permit, at any time,

          (a) the NYSE Net Capital of any Broker-Dealer Subsidiary to be less than 100% of NYSE Required Net Capital, and

          (b) the SEC Net Capital of any Broker-Dealer Subsidiary to be less than 150% of the SEC Required Net Capital,

in each case determined at such time.

     10.8.     Line of Business.

     The Company will not, and will not permit any of its Subsidiaries to, engage to any substantial extent, in any business if after giving effect thereto the assets of all businesses of the Company and its Subsidiaries (other than assets utilized in, and attributable to, the broker-dealer business of the Broker Dealer Subsidiary and other Subsidiaries engaging in businesses reasonably related to the broker-dealer business) exceed the greater of (a) $300,000,000 or (b) 35% of consolidated assets of the Company and its Subsidiaries.

     10.9.     Maintenance of Ownership.

     The Company shall at all times own, both legally and beneficially, not less than 80% of the outstanding Voting Interests of Advest.

     10.10.    Merger, Consolidation, etc.

     The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Subsidiary of the Company may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, another Wholly-Owned Subsidiary, the Company or any other Person so long as after giving effect to such transaction (1) such other Person would be a Wholly-Owned Subsidiary and (2) no Default or Event of Default would exist), provided that the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

          (b) if the Company is not the Successor Corporation, such corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes; and

          (c)  immediately after giving effect to such transaction:

               (i)  no Default or Event of Default would exist, and

               (ii) the Successor Corporation would be permitted by the provisions of Section 10.5 to incur at least $1.00 of additional Funded Debt owing to a Person other than a Subsidiary of the Successor Corporation.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation from its liability under this Agreement or the Notes.

     10.11.    Guaranties.

     The Company will not, and will not permit any of its Subsidiaries to, enter into any Guaranty unless such Guaranty is entered into in the ordinary course of the Company's or such Subsidiary's business or at the time such Guaranty is entered into, the Company or such Subsidiary would be permitted to incur the entire principal amount of the Debt or other obligation being guaranteed by the Company or such Subsidiary pursuant to the provisions of Sections 10.2 through 10.5, inclusive.

11.  EVENTS OF DEFAULT.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than 5 Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in any of Sections 10.2 through 10.11, inclusive, or Section 7.1(d); or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and
     (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph
     (d) of Section 11; or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt (other than Debt under this Agreement and the Notes) beyond any period of grace provided with respect thereto, that individually or together with such other Debt as to which any such default exists has an aggregate outstanding principal amount of at least $5,000,000, or

               (ii) the Company or any Subsidiary is in default in the performance of or compliance with any other term of any evidence of any Debt (other than Debt under this Agreement and the Notes), that individually or together with such other Debt as to which any such default exists has an aggregate outstanding principal amount of at least $5,000,000, or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or

               (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests),

                  (A) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or

                  (B) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

          (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or
     (vi) takes corporate action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Subsidiary or with respect to any substantial part of the property of the Company or any Subsidiary, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or any such petition shall be filed against the Company or any Subsidiary and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $1,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, not required to be paid during the pursuit of a good faith appeal, or are not discharged within 60 days after the expiration of the first date such judgment is required to be paid; or

          (j) any Broker-Dealer Subsidiary shall cease to be a member organization of the NYSE (other than in connection with a voluntary termination of such membership) or the NASD; the NASD shall suspend, and not reinstate within ten (10) days, any Broker-Dealer Subsidiary, or revoke its membership as a member firm in the NASD; or the SEC, the NYSE or the NASD shall make a decision, enter an order, or take other action directed specifically at any Broker-Dealer Subsidiary which could reasonably be expected to have a Material Adverse Effect and which is not directed at the broker-dealer industry generally, and such decision, order or action shall continue unstayed and in effect for a period of thirty (30) days; or

          (k) any Broker-Dealer Subsidiary shall fail to file any report or information required pursuant to SIPA or to pay when due all or any part of an assessment made upon it pursuant to SIPA, and such failure shall not have been cured within ten (10) days after receipt by it of notice of such failure given by or on behalf of SIPC; or

          (l) the making of an application by SIPC for a decree adjudicating that customers of any Broker-Dealer Subsidiary are in need of protection under SIPA and the failure of such Broker-Dealer Subsidiary to obtain the dismissal of such application within thirty (30) days; or

          (m)  if  (i)   any Plan shall fail to satisfy the minimum
          funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

               (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

               (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans subject to Title IV of ERISA, determined in accordance with Title IV of ERISA, shall exceed $5,000,000,

               (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,

               (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or

               (iv) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder;

     and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(m), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.  REMEDIES ON DEFAULT, ETC.

     12.1.     Acceleration.

          (a) If an Event of Default with respect to the Company described in paragraph (g) or paragraph (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

          (c)  If any Event of Default described in paragraph (a) or
     (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     12.2.     Other Remedies.

     If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     12.3.     Rescission.

     At any time after any Notes have been declared due and payable pursuant to clause (b) or clause (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, due and payable on any Notes other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     12.4.     No Waivers or Election of Remedies, Expenses, etc.

     No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     13.1.     Registration of Notes.

     The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     13.2.     Transfer and Exchange of Notes.

     Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of
Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

     13.3.     Replacement of Notes.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original purchaser or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.  PAYMENTS ON NOTES.

     14.1.     Place of Payment.

     Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Hartford, Connecticut at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     14.2.     Home Office Payment.

     So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.
Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.  EXPENSES, ETC.

     15.1.     Transaction Expenses.

     Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions, including, without limitation, filing fees due for submissions to the National Association of Insurance Commissioners by any holder of Notes in connection with this transaction, and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

     15.2.     Survival.

     The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.  AMENDMENT AND WAIVER.

     17.1.     Requirements.

     This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections 1, 2, 3, 4, 5, 6 and 21, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of
Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 and 20.

     17.2.     Solicitation of Holders of Notes.

          (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

     17.3.     Binding Effect, etc.

     Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     17.4.     Notes held by Company, etc.

     Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.  NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopier if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Martin M. Lilienthal, telecopier: (860) 509-5544, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.  REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.  CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that

          (a) was publicly known or otherwise known to you prior to the time of such disclosure,

          (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf,

          (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary, or

          (d)  constitutes financial statements delivered to you under
     Section 7.1 that are otherwise publicly available.

You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to:

          (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

          (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

          (iii) any other holder of any Note,

          (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
     Section 20),

          (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

          (vi) any federal or state regulatory authority having jurisdiction over you,

          (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or

          (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

               (A) to effect compliance with any law, rule, regulation or order applicable to you,

               (B)  in response to any subpoena or other legal process,

               (C) in connection with any litigation to which you are a party provided the appropriateness of such delivery or disclosure shall be made in light of the circumstances and the nature of such Confidential Information, or

               (D) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.  SUBSTITUTION OF PURCHASER.

     You shall have the right to substitute any one of your affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such affiliate, shall contain such affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such affiliate in lieu of you. In the event that such affiliate is so substituted as a purchaser hereunder and such affiliate thereafter transfers to you all of the Notes then held by such affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.  MISCELLANEOUS.

     22.1.     Successors and Assigns.

     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     22.2.     Payments Due on Non-Business Days.

     Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     22.3.     Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     22.4.     Construction.

     Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     22.5.     Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     22.6.     Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF CONNECTICUT EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A
JURISDICTION OTHER THAN SUCH STATE.

[Remainder of page intentionally blank.  Next page is signature page.]

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.
                                   Very truly yours,

                                   THE ADVEST GROUP, INC.





                                   By___________________________
                                        Name:
                                        Title:


The foregoing is hereby
agreed to as of the
date thereof.

[PURCHASER]



By
     Name:
     Title:

                              SCHEDULE A

Purchaser Name           THE LINCOLN NATIONAL LIFE INSURANCE
                              COMPANY (INH)

Name in Which Note       THE LINCOLN NATIONAL LIFE INSURANCE
is Registered                 COMPANY

Note Registration
Number; Principal
Amount                   R-1; $3,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         New York, NY
                         ABA No.:  021001033
                         Private Placement Processing
                         A/C#:  99-911-145
                         For Further Credit to A/C of: The Lincoln
                              National Life Insurance Company (INH)
                         Custody Account No.:  98132

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:            007566 A* 3
                         Due Date and Application (as among principal,
                           Make-Whole Amount and interest) of the
                           payment being made:

Address for Notices      Bankers Trust Company
Related to Payments      Attn:  Private Placement Unit
                         P.O. Box 998; Bowling Green Station
                         New York, NY  10274

                         with a copy to:

                         Lincoln Investment Management, Inc.
                         200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By___________________________________
                              Name:
                              Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street, 4th Floor, Window #44
                         New York, NY  10005
                         Attn:  Marlene Maynard, Mail Stop 4049

Tax Identification
Number                   35-0472300

                             Schedule A-1

Purchaser Name           THE LINCOLN NATIONAL LIFE INSURANCE
                              COMPANY (UNA)

Name in Which Note       THE LINCOLN NATIONAL LIFE INSURANCE
is Registered                 COMPANY

Note Registration
Number; Principal
Amount                   R-2; $4,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         New York, NY
                         ABA No.:  021001033
                         Private Placement Processing
                         A/C#:  99-911-145
                         For Further Credit to A/C of: The Lincoln
                              National Life Insurance Company (UNA)
                         Custody Account No.:  98437

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      Bankers Trust Company
Related to Payments      Attn:  Private Placement Unit
                         P.O. Box 998; Bowling Green Station
                         New York, NY  10274

                         with a copy to:

                         Lincoln Investment Management, Inc.
                         200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       THE LINCOLN NATIONAL LIFE INSURANCE
                              COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By___________________________
                              Name:
                              Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street, 4th Floor, Window #44
                         New York, NY  10005
                         Attn:  Marlene Maynard, Mail Stop 4049

Tax Identification
Number                   35-0472300

                             Schedule A-2

Purchaser Name           THE LINCOLN NATIONAL LIFE INSURANCE
                              COMPANY (UIN)

Name in Which Note       THE LINCOLN NATIONAL LIFE INSURANCE
is Registered                 COMPANY

Note Registration
Number; Principal
Amount                   R-3; $2,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         New York, NY
                         ABA No.:  021001033
                         Private Placement Processing
                         A/C#:  99-911-145
                         For Further Credit to A/C of: The Lincoln
                              National Life Insurance Company (UIN)
                         Custody Account No.:  98127

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      Bankers Trust Company
Related to Payments      Attn:  Private Placement Unit
                         P.O. Box 998; Bowling Green Station
                         New York, NY  10274

                         with a copy to:

                         Lincoln Investment Management, Inc.
                         200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       THE LINCOLN NATIONAL LIFE INSURANCE
                              COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By_______________________________
                              Name:
                              Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street, 4th Floor, Window #44
                         New York, NY  10005
                         Attn:  Marlene Maynard, Mail Stop 4049

Tax Identification
Number                   35-0472300

                             Schedule A-3

Purchaser Name           THE LINCOLN NATIONAL LIFE INSURANCE
                              COMPANY (CRP)

Name in Which Note       THE LINCOLN NATIONAL LIFE INSURANCE
is Registered                 COMPANY

Note Registration
Number; Principal
Amount                   R-4; $2,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         New York, NY
                         ABA No.:  021001033
                         Private Placement Processing
                         A/C#:  99-911-145
                         For Further Credit to A/C of: The Lincoln
                              National Life Insurance Company (CRP)
                         Custody Account No.:  98231

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      Bankers Trust Company
Related to Payments      Attn:  Private Placement Unit
                         P.O. Box 998; Bowling Green Station
                         New York, NY  10274

                         with a copy to:

                         Lincoln Investment Management, Inc.
                         200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       THE LINCOLN NATIONAL LIFE INSURANCE
                              COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By__________________________________
                              Name:
                              Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street, 4th Floor, Window #44
                         New York, NY  10005
                         Attn:  Marlene Maynard, Mail Stop 4049

Tax Identification
Number                   35-0472300

                             Schedule A-4

Purchaser Name           ALLIED LIFE INSURANCE COMPANY "B"

Name in Which Note            GERLACH & CO
is Registered

Note Registration
Number; Principal
Amount                   R-5; $2,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Citibank N.A.
                         New York, NY
                         ABA No.:  021 000 089
                         DDA Account No.:  368-573-48
                         Further credit:  Allied Life Ins. Co.
                         Custody Account No.:  846591

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      Citibank N.A.
Related to Payments      Attention:  Bradley Rench 657-9174
                         111 Wall Street
                         New York, NY  10043

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry St; Renaissance Sq.
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements
                         For A/C:  Allied Life Insurance Company

Other Instructions       ALLIED LIFE INSURANCE COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By_______________________________
                              Name:
                              Title:

Instructions re          Citibank N.A.
Delivery of Notes        Level C; 20 Exchange Place
                         New York, NY  10043
                         For Account:  Allied Life Insurance Co.
                         Custodial Account No.:  846591
                         Attn: Sid Magwood

Tax Identification
Number                   42-0921353

                             Schedule A-5

Purchaser Name           AMERICAN STATES LIFE INSURANCE COMPANY
                              (UNIVERSAL LIFE ACCOUNT)

Name in Which Note       SALKELD & CO
is Registered

Note Registration
Number; Principal
Amount                   R-6; $2,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         New York, NY
                         ABA # 021001033
                         Private Placement Processing
                         A/C#:  99-911-145
                         Further credit to:  a/c 97149 American STS
                              Life (Universal)

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      American States Life Insurance Company
Related to Payments      500 North Meridian Street
                         Indianapolis, IN  46204
                         Attn:  Corporate Accounting

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       AMERICAN STATES LIFE INSURANCE COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By________________________________
                              Name:
                              Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street, 4th Floor, Window 44
                         New York, New York  10005
                         For Acct: 97149 American Sts Life (Universal)
                         Attention:  George Flores

Tax Identification
Number                   35-1007048

                             Schedule A-6

Purchaser Name           AMERICAN STATES LIFE INSURANCE COMPANY
                              (ANNUITY ACCOUNT)

Name in Which Note       SALKELD & CO
is Registered

Note Registration
Number; Principal
Amount                   R-7; $1,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         New York, NY
                         ABA #: 021001033
                         Private Placement Processing
                         A/C#:  99-911-145
                         Further credit to: a/c 97151 American STS
                              Life (Annuity)

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      American States Life Insurance Company
Related to Payments      500 North Meridian Street
                         Indianapolis, IN  46204
                         Attn:  Corporate Accounting

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       AMERICAN STATES LIFE INSURANCE COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By__________________________________
                              Name:
                              Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street, 4th Floor, Window 44
                         New York, New York  10005
                         For Acct: 97151 American Sts Life (Annuity)
                         Attention:  George Flores

Tax Identification
Number                   35-1007048

                             Schedule A-7

Purchaser Name           FEDERAL WARRANTY SERVICE CORPORATION

Name in Which Note       FEDERAL WARRANTY SERVICE CORPORATION
is Registered

Note Registration
Number; Principal
Amount                   R-8; $1,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Chase Manhattan Bank
                         New York, NY
                         ABA #  021 000 021
                         Attn:  Investment Dept.
                         For A/C:  Federal Warranty Svc. Corp
                         A/C:  N7631139

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      American Bankers Insurance Group
Related to Payments      For A/C:  Federal Warranty Service Corp.
                         11222 Quail Roost Drive
                         Miami, FL  33157
                         Attn:  Investment Department

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       FEDERAL WARRANTY SERVICE CORPORATION
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By________________________________
                              Name:
                              Title:

Instructions re          American Bankers Insurance Group
Delivery of Notes        For A/C:  Federal Warranty Service Corp.
                         11222 Quail Roost Drive
                         Miami, FL  33157
                         Attention:  Carlos Gutierrez/Investments

Tax Identification
Number                   36-3596362

                             Schedule A-8

Purchaser Name           FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

Name in Which Note       CUDD & CO
is Registered

Note Registration
Number; Principal
Amount                   R-9; $2,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Chase Manhattan Bank
                         New York, NY
                         ABA #  021000021
                         A/C: 900-9-000200
                         Further credit to: G-05996 First Penn-Pacific

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      Lincoln Investment Management, Inc.
Related to Payments      200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Address for all          Lincoln Investment Management, Inc.
other Notices            200 East Berry Street; Renaissance Square
                         Fort Wayne, IN  46802
                         Attn:  Investments/Private Placements

Other Instructions       FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
                         By:  Lincoln Investment Management, Inc.,
                              Its Attorney-In-Fact

                         By____________________________________
                              Name:
                              Title:

Instructions re          Chase Manhattan Bank
Delivery of Notes        4 New York Plaza
                         Ground Floor Window
                         New York, NY  10004
                         For Account:  G-05996 First Penn-Pacific
                              Life Ins. Co.
                         Att: Frank Taylor - Receive Free Cage
                              (Tel 212-552-1051)

Tax Identification
Number                   23-2044248

                             Schedule A-9

Purchaser Name           PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

Name in Which Note       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
is Registered

Note Registration
Number; Principal
Amount                   R-10; $10,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Chase Manhattan Bank, N.A.
                         New York, New York
                         Income Processing
                         Account 900 9000 200
                         ABA #:  021-000-021
                         Credit to:  Phoenix Home Life Acct.
                         Account G05143

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:         007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      Phoenix Home Life Mutual Insurance Company
Related to Payments      c/o Phoenix Duff & Phelps
                         Attn:  Private Placements
                         56 Prospect Street
                         Hartford, CT 06115-0480
                         Fax:  (860) 403-5451

Address for all          Phoenix Home Life Mutual Insurance Company
other Notices            c/o Phoenix Duff & Phelps
                         Attn:  Private Placements
                         56 Prospect Street
                         Hartford, CT 06115-0480
                         Fax:  (860) 403-5451

Other Instructions       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                         By_________________________________
                              Name:
                              Title:

Instructions re
Delivery of Notes        Law Department of Purchaser

Tax Identification
Number                   06-0493340

                             Schedule A-10

Purchaser Name           SUNAMERICA LIFE INSURANCE COMPANY

Name in Which Note       OKGBD & CO.
is Registered

Note Registration
Number; Principal
Amount                   R-11; $3,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         ABA #:  021-001-033
                         Account #: 99-911-145
                         For further credit to acct. #:  099530

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:           007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      SunAmerica Investments
Related to Payments      1 SunAmerica Center
                         Los Angeles, CA 90067-6022
                         Attn:  Investment Accounting, 36th Floor
                         Telephone:  (310) 772-6342
                         Fax:  (310) 772-6596

Address for all          SunAmerica Corporate Finance
other Notices            1 SunAmerica Center
                         Los Angeles, CA 90067-6022
                         Attn:  Yvonne Stevens
                         Telephone:  (310) 772-6082
                         Fax:  (310) 772-6078

Other Instructions  SUNAMERICA LIFE INSURANCE COMPANY

                    By__________________________________
                         Name:
                         Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street
                         New York, NY 10005
                         4th Floor, Window 44
                         Account #099530

Tax Identification       13-3020293 (OKGBD & Co.) 52-0502540
Number                   (SunAmerica Life Insurance Company)

                             Schedule A-11

Purchaser Name           ANCHOR NATIONAL LIFE INSURANCE COMPANY

Name in Which Note       OKGBD & CO.
is Registered

Note Registration
Number; Principal
Amount                   R-12; $3,000,000

Payment on Account
of Note
Method                   Federal Funds Wire Transfer

Account Information      Bankers Trust Company
                         ABA #:  021-001-033
                         Account #: 99-911-145
                         For further credit to acct. #:  099527

Accompanying             Name of Company:    The Advest Group, Inc.
Information              Description of
                         Security:      7.95% Senior Notes due 2003
                         PPN:           007566 A* 3
                         Due Date and Application (as among principal,
                              Make-Whole Amount and interest) of the
                              payment being made:

Address for Notices      SunAmerica Investments
Related to Payments      1 SunAmerica Center
                         Los Angeles, CA 90067-6022
                         Attn:  Investment Accounting, 36th Floor
                         Telephone:  (310) 772-6342
                         Fax:  (310) 772-6596

Address for all          SunAmerica Corporate Finance
other Notices            1 SunAmerica Center
                         Los Angeles, CA 90067-6022
                         Attn:  Yvonne Stevens
                         Telephone:  (310) 772-6082
                         Fax:  (310) 772-6078

Other Instructions       ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         By_________________________
                              Name:
                              Title:

Instructions re          Bankers Trust Company
Delivery of Notes        14 Wall Street
                         New York, NY 10005
                         4th Floor, Window 44
                         Account #099527

Tax Identification       13-3020293 (OKGBD & Co.) 86-0198983
Number                   (Anchor National Life Insurance Company)

                             Schedule A-12

                              SCHEDULE B

                             DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Advest" means Advest, Inc., a Delaware corporation.

     "Affiliate" means at any time, a Person,

          (a) that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, the Company,

          (b) that beneficially owns or holds, directly or indirectly, 5% or more of any class of Voting Interests of the Company or any Subsidiary,

          (c) of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 5% or more of any class of Voting Interests, or

          (d) that is an executive officer (as defined in the rules and regulations of the SEC) or director (or any member of the immediate family of an executive officer or director) of the Company,

at such time.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "Agreement, this" is defined in Section 17.3.

     "Broker-Dealer Subsidiary" means Advest and each other Subsidiary which is registered as a broker-dealer with the SEC under the Exchange Act after the date of the Closing

     "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in Hartford, Connecticut or New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Hartford, Connecticut or New York, New York are required or authorized to be closed.

     "Business Entity" means a partnership, corporation, limited liability company, trust, or unincorporated forprofit organization.

     "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                             Schedule B-1

     "Capital Stock" means any class of capital stock, share capital or similar equity interest of a Person.

     "Closing" is defined in Section 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Company" is defined in the introductory sentence of this Agreement.

     "Confidential Information" is defined in Section 20.

     "Consolidated Funded Debt" means, as of any date of determination, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

     "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

     "Consolidated Net Worth" means, at any time,

          (a) the total assets of the Company and its Subsidiaries (excluding from the determination thereof the amount equal to the outstanding Defeased GECC Debt at such time) which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus

          (b) the total liabilities of the Company and its Subsidiaries (other than the Defeased GECC Debt) which would be shown as liabilities on such balance sheet.

     "Consolidated Senior Funded Debt" means, as of any date of determination, the total of all Consolidated Funded Debt (other than Subordinated Funded Debt) outstanding on such date.

     "Consolidated Subsidiary Debt" means, as of any date of determination, the total of all Debt of the Subsidiaries of the Company outstanding on such date, after eliminating all offsetting debits and credits among the Subsidiaries of the Company.

     "Current Maturities of Funded Debt" means, at any time and with respect to any item of Funded Debt, the portion of such Funded Debt outstanding at such time which by the terms of such Funded Debt or the terms of any instrument or agreement relating thereto is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time.

                             Schedule B-2

     "Debt" means, with respect to any Person, without duplication,

          (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (f)  Swaps of such Person; and

          (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof;

provided, that, with respect to the Company and its Subsidiaries, liabilities arising under customary arrangements utilized in the broker-dealer or commercial banking industries shall not be deemed to be Debt. Without limitation of the foregoing, Debt of any Person shall include all obligations of such Person of the character described in clauses
(a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means that rate of interest that is the greater of
(i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York in New York, City (or its successor) as its "base" or "prime" rate.

     "Defeased GECC Debt" means Debt of the Company outstanding on the date of the Closing owing to General Electric Capital Corporation under that certain Secured Equipment Note so long as such Debt is indefeasibly paid in full on or before April 30, 1997.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                             Schedule B-3

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "Examining Authority" means, at any time in respect of any Broker-Dealer Subsidiary, an "Examining Authority" (as such term is defined Rule 15c3-1) with respect to such Broker-Dealer Subsidiary at such time.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Funded Debt" means all Debt of a Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof, provided that Funded Debt shall include, as at any date of determination, Current Maturities of Funded Debt.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means

          (a)  the government of

               (i) the United States of America or any state or other political subdivision thereof, or

               (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government, including, without limitation, NYSE and NASD.

     Guaranty" means, with respect to any Person, any obligation
(except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                             Schedule B-4

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof, including, without limitation, by pledging property of such Person as security for such indebtedness or obligation.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Make-Whole Amount" is defined in Section 8.6.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability

                             Schedule B-5
of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

     "Material Subsidiary" means each of the Subsidiaries designated as a Material Subsidiary in paragraph (iii) of Schedule 5.4.

     "Memorandum" is defined in Section 5.3.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "NASD" means the National Association of Securities Dealers, Inc. and any successor organization discharging the regulatory functions of the National Association of Securities Dealers, Inc.

     "Notes" is defined in Section 1.

     "NYSE" means, at any time with respect to any Broker-Dealer
Subsidiary, the New York Stock Exchange, Inc., or if such Broker-Dealer Subsidiary shall have been terminated as a member of the NYSE as of such time, then "NYSE" shall mean the Examining Authority in respect of such Broker-Dealer Subsidiary at such time.

     "NYSE Net Capital" means, at any time with respect to a Broker-Dealer Subsidiary, the "net capital" of such BrokerDealer Subsidiary at such time, computed in accordance with Rule 325 of the NYSE, or any later enacted rule of the NYSE that supersedes such Rule 325 or the substantially equivalent rule of the Examining Authority in respect of such Broker-Dealer Subsidiary, at such time.

     "NYSE Required Net Capital" means, at any time with respect to any Broker-Dealer Subsidiary, the minimum amount to which NYSE Net Capital must be equal at such time in order to permit such Broker-Dealer to "expand its business" as defined by and pursuant to Rule 326(a)(1)(c) of the NYSE, or any later enacted rule of the NYSE that supersedes such Rule 326(a)(1)(c) or the substantially equivalent rule of the Examining Authority in respect of such Broker-Dealer Subsidiary, at such time.

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "Other Agreements" is defined in Section 2.

     "Other Purchasers" is defined in Section 2.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding

                             Schedule B-6
five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Preferred Stock" means any class of Capital Stock of a Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or other equity distributions or the payment of any amount upon liquidation or dissolution of such Person.

     "property or properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Qualified Institutional Buyer" means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

     "Required Holders" means, at any time, the holder or holders of at least 66 % in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     "Rule 15c3-1" means 17 C.F.R. 240.15c3-1 as amended from time to time, and any successor rule or regulation of the SEC regulating the same subject matter.

     "SEC" means the Securities and Exchange Commission and any successor organization discharging the regulatory functions of the Securities and Exchange Commission.

     "SEC Net Capital" means, at any time with respect to any Broker-Dealer Subsidiary, the "net capital" of such Broker-Dealer Subsidiary at such time, computed in accordance with Rule 15c3-1.

     "SEC Required Net Capital" means, at any time with respect to any Broker-Dealer Subsidiary, the minimum amount to which SEC Net Capital must be equal at such time pursuant to Rule 15c3-1 to remain in compliance with all provisions thereof applicable to such Broker-
Dealer.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     "SIPA" means the Securities Investor Protection Act of 1970, together with all rules and regulations promulgated pursuant thereto, as amended.

     "SIPC" means the Securities Investor Protection Corporation and any successor organization discharging the functions of the Securities Investor Protection Corporation.

                             Schedule B-7

     "Subordinated Funded Debt" means any Funded Debt that (a) as of the date of determination, has a Weighted Average Life which is greater than the Weighted Average Life of the Notes or (b) is subordinated in right of payment in a liquidation of the Company to the Debt evidenced by the Notes.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or Voting Interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     Voting Interest -- means

          (a) in the case of a corporation, any capital stock of any class the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of corporate directors (or Persons performing similar functions),

          (b) in the case of any partnership, a general partnership interest therein, even if responsibility for management of such partnership is vested, by contract or otherwise, in any Person other than the holder of such general partnership interest, and the percentage of Voting Interests in such partnership held by such general partner shall be deemed to be its percentage capital contributions thereto, and

          (c) in the case of other Business Entities, any class of equity or beneficial interest which

               (i) ordinarily, in the absence of contingencies, is entitled to elect a majority of Persons carrying out or supervising the carrying out of the management of the Business Entity, or

               (ii) grants to the holder thereof the right to carry out or supervise the carrying out of the management of the Business Entity.

     "Weighted Average Life" means, with respect to any date and principal amount of Debt, the number of years obtained by dividing (a) the Remaining Dollar-Years with respect to such date and such principal amount of Debt by (b) such principal amount of Debt.

                             Schedule B-8

As used in this definition:

          Remaining Dollar-Years -- means, with respect to any date and principal amount of Debt, the result obtained by

               (a)  multiplying

                    (i)  an amount equal to each then remaining
               required payment of principal (including repayment at final maturity) of such Debt unpaid immediately prior to such date, by

                    (ii) the number of years (calculated to the nearest
               one-twelfth (1/12)) that will elapse between such date and the date each such required payment of principal is due, and

               (b) calculating the sum of each of the products obtained in the preceding clause (a).

     "Wholly-Owned Subsidiary" means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and Voting Interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.









                             Schedule B-9

                             SCHEDULE 4.9

                    CHANGES IN CORPORATE STRUCTURE

None.


























                            Schedule 4.9-1

                             SCHEDULE 5.3

                         DISCLOSURE MATERIALS


None.
















                            Schedule 5.3-1

                             SCHEDULE 5.4

   SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK


(i)


                                           Jurisdiction        Percent
Name                                    Incorporated        Ownership


The Advest Group, Inc.                  Delaware            Public
  Advest, Inc.                          Delaware            100%
    Advest Insurance Agency, Inc.       Massachusetts       100%
    Balanced Capital Services, Inc.     Connecticut         100%
  Advest Bank                           Connecticut         100%
    Admass Corp.                        Massachusetts       100%
    Admyst Corp.                        Connecticut         100%
    Advest Mortgage Corp.               Connecticut         100%
    Advest Credit Corporation           Connecticut         100%
    A.B. Realty Corp.                   Connecticut         100%
    Laurel Woods Development Corp.      Connecticut         100%
    Salem Corp. of CT                   Connecticut         100%
  Advest Capital Inc.                   Connecticut         100%
  Advest Properties, Inc.               Delaware            100%
  Billings & Company, Inc.              Connecticut         100%
  Billings Management Co.               Connecticut         100%
  Boston Security Counsellors, Inc.     Massachusetts       100%
  Central Row Corp.                     Connecticut         100%
  SRNY, Ltd.                            Connecticut         100%
    Coordinated Planning, Ltd.          New York            100%
  The Hannah Consulting Group, Inc.     Connecticut         100%
  Vercoe Insurance Agency, Inc.         Ohio                100%

     The following additional subsidiaries are inactive:
  Advest Transfer Services, Inc.        Delaware            100%
  Lyons, Zomback & Ostrowski, Inc.      Delaware            100%
  NERI, Inc.                            Delaware            100%
  Ulin Morton, Bradley & Welling        Delaware            100%


*Advest Group holds 2,997 shares of Class B nonvoting common stock. To comply with Ohio regulatory requirements, 3 shares of Class A voting common stock are held by individuals. Advest Group maintains an irrevocable voting proxy over these shares.

                            Schedule 5.4-1

(ii) The following own in excess of 5% of the outstanding stock of the Advest Group and may be deemed "Affiliates":

                                   Shares         Percent
     Mr. Peter R. Kellogg
     c/o Spear, Leeds & Kellogg
     120 Broadway
     New York, NY  10271           1,564,500(1)   18.62%

     The Advest Thrift Plan
     Advest, Inc., as Fiduciary
     90 State House Square
     Hartford, CT  06103           692,759(2)     8.24%

(1) Such information as to beneficial ownership is derived in from a Report on Form 4 for the month of November 1993 filed by Mr. Kellogg.

(2) Represents shares held by the Advest Thrift Plan of the Company (the "ATP") in participant ESOP accounts (581,552 shares) and 401(k) accounts (87,699) and shares issuable upon conversion of the Company's 9% Convertible Subordinated Debentures held in ATP 401(k) accounts (23,508). Advest, Inc. acts as trustee for the ATP.

(iii)          The following are deemed to be "Material Subsidiaries:"

               Advest, Inc.
               Advest Bank





                            Schedule 5.4-2

                             SCHEDULE 5.5

                         FINANCIAL STATEMENTS


The Company has delivered to each Purchaser copies of the Consolidated Financial Statements and the Report of Independent Accounts contained in the 1996 Annual Report to Shareholders.











                            Schedule 5.5-1

                             SCHEDULE 5.8

                          CERTAIN LITIGATION
None.













                            Schedule 5.8-1

                             SCHEDULE 5.11

                             PATENTS, ETC.


None.

Note that Advest is presently involved in a dispute with another corporation concerning the right of that other corporation to use the name "Advest Capital" in Georgia.

















                            Schedule 5.11-1

                             SCHEDULE 5.12

                           ERISA AFFILIATES


     (a) Each of the entities listed on Schedule 5.4 constitutes an "ERISA Affiliate" of the Company.

     (b) The following constitute "employee benefit plans" maintained by the Company or any affiliate.

1.   Advest Thrift Plan

2.   AE Nonqualified Defined Benefit Plan
3.   Nonqualified Executive Post-Employment Income Plan with Amendments

4.   Medical Care Spending Account and Medical Insurance

5.   Disability and Life Insurance Coverage

6.   Severance policies







                            Schedule 5.12-1

                             SCHEDULE 5.14

                            USE OF PROCEEDS



     The Company will use the proceeds of the Notes as follows:

          (a)  to prepay the following Debt of the Company:

               1. the 9% Convertible Subordinated Debentures due 2008 in the outstanding principal amount of $20,552,000 to be paid on or about January 31, 1997;

               2. the Notes due to Fleet Bank in the outstanding principal amount of $4,320,459.12 to be paid on or before December 31, 1996; and

               3.   the Secured Equipment Note due to GE Capital
          Corporation in the outstanding principal amount of $6,250,000 to be paid on or before April 30, 1997;

          (b) to pay the expenses incurred in connection with the transactions contemplated by this Agreement; and

          (c) for general corporate purposes.













                            Schedule 5.14-1

                             SCHEDULE 5.15

                        EXISTING DEBT AND LIENS

          1. 9% Convertible Subordinated Debentures due 2008 in the outstanding principal amount of $20,552,000.

          2. Notes due to Fleet Bank in the outstanding principal amount of $4,320,459.12, secured by collateral as described in the financial statements described in Schedule 5.5, which collateral will be released upon the repayment of such Notes in accordance with 10.3(b).

          3. Secured Equipment Note due to GE Capital Corporation in the outstanding principal amount of $6,250,000 and the related letter of credit issued by Fleet Bank, in each case, secured by collateral as described in the financial statements described in
     Schedule 5.5, which collateral will be released upon the repayment of such Secured Equipment Note in accordance with 10.3(b).

          4. Debt owing to Aetna Life Insurance Company in the outstanding principal amount of $1,011,213.24.










                            Schedule 5.15-1

                                                       EXHIBIT 1

                             FORM OF NOTE


                        THE ADVEST GROUP, INC.

                7.95% SENIOR NOTE DUE DECEMBER 31, 2003

No. R-___                                                   [Date]
$_______                                          PPN  007566 A* 3

     FOR VALUE RECEIVED, the undersigned, THE ADVEST GROUP, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________, or registered assigns, the principal sum of____________ DOLLARS ($_________) on December 31, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.95% per annum from the date hereof, payable semiannually on the last day of June and December in each year, commencing with the June 30 or December 31 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.95% or (ii) 2% over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York in New York City (or its successor) as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 27, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                              Exhibit 1-1

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase
Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                    THIS NOTE AND THE NOTE PURCHASE AGREEMENTS ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CONNECTICUT, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              THE ADVEST GROUP, INC.


                              By_______________________________
                                   Name:
                                   Title:










                              Exhibit 1-2

                                                       EXHIBIT 4.4(a)

                  FORM OF OPINION OF COMPANY COUNSEL


<logo>DAY, BERRY & HOWARD



                                             December 27, 1996



To the Persons Listed on
Schedule A hereto

     Re:   The Advest Group, Inc. (the "Company")

Ladies and Gentlemen:

     Reference is made to the separate Note Purchase Agreements, dated as of December 27, 1996 (collectively, the "Note Purchase Agreement"), between the Company and each of the purchasers listed on Schedule A attached thereto (the "Purchasers"), which provide, among other things, for the issuance and sale by the Company of $35,000,000. The capitalized terms used herein and not defined herein have the meanings specified by the Note Purchase Agreement.

     We have acted as special counsel to the Company and certain of its Subsidiaries in connection with the transactions contemplated by Note Purchase Agreement. In acting as such counsel, we have examined:

     (a)  the Note Purchase Agreement;

     (b) the Company's 7.95% Senior Notes due December 31, 2003, dated the date hereof, in the form of Exhibit 1 to the Note Purchase
Agreement, in the principal amount and with the registration numbers set forth on Schedule A to the Note Purchase Agreement (the "Notes");

     (c) The documents executed and delivered by the Company in connection with the transactions contemplated by the Note Purchase Agreement;

<logo>DAY, BERRY & HOWARD

December 27, 1996
Page 2

     (d) the bylaws and records of proceedings of directors and stockholders of the Company and a certified copy of the certificate of incorporation of the Company, as in effect on the date hereof;

     (e) a long-form good standing certificate from the state of incorporation of the Company and good standing certificates from the states of incorporation of Advest, Inc and Advest Bank;

     (g) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion.

     In rendering our opinion, we have assumed that all signatures (other than signatures of officers and directors of the Company) are genuine, that all documents submitted to us as originals are genuine, that all copies submitted to us conform to the originals, that all natural Persons have legal capacity, and, as to documents executed by or on behalf of Persons other than the Company,

     (i) that each such Person executing documents had the power to enter into and perform its obligations under such documents; and

     (ii) that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons.

     We have no actual knowledge of any information that would indicate that our assumptions are invalid.

     In rendering our opinion, we have relied, without independent verification, to the extent we deem necessary and proper, on:

     (a) warranties and representations as to certain factual matters contained in the Note Purchase Agreement; and

<logo>DAY, BERRY & HOWARD

December 27, 1996
Page 3

     (b)   the Offeree Letter.

     Based on the foregoing, we are of the following opinions:

     1. Each of the Company, Advest, Inc., and Advest Bank is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to carry on its business and own its property.

     2. The Company has the requisite corporate power and authority to execute and deliver the Note Purchase Agreement, to issue and sell the Notes, and to perform its obligations set forth in each of the Note Purchase Agreement and the Notes.

     3. Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action on the part of the Company (no action on the part of the stockholders of the company being required in respect thereof), has been executed and delivered by duly authorized officers of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     4. The execution and delivery of the Note Purchase Agreement and the Notes, and the issue and sale of the Notes by the Company and the performance by the Company of its obligations thereunder will not conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien or encumbrance upon any of its property or the property of a Subsidiary pursuant to the certificate of incorporation of bylaws of the Company, any applicable statute, rule or regulation to which the Company, Advest, Inc. or Advest Bank is subject, or, to the best of our knowledge after due inquiry, any agreement or instrument to which the Company is party or by which its respective properties may be bound.

     5. All consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications, and recordations with, Governmental Authorities required on the part of the Company, Advest, Inc., and Advest Bank have been obtained in connection with the execution and delivery of the Note Purchase Agreement and the issue and sale of the Notes and the use of the proceeds thereof.

<logo>DAY, BERRY & HOWARD

December 27, 1996
Page 4

     6. Under existing law, the Notes are not required to be registered under the Securities Act of 1933, as amended, and the Company is not required to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended.

     7. Neither the issuance of the Notes nor the intended use of the proceeds of the Notes (as set forth in Section 5.14 of the Note
Purchase Agreement) will violate Regulations G, T or X of the Federal Reserve Board.

     8.   The Company

          (a) is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and

          (b) is not a "holding company" or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Company Act of 1935, as amended.

     All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that:

     (a) the availability of equitable remedies, including without limitation, specified enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

     (b) the enforceability of certain terms provided in the Note Purchase Agreement and the Note may be limited by

          (i) applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and

          (ii) general principles of equity and the discretion of a court in granting equitable remedies (whether enforceability is considered in a proceeding as law or in equity).

     This opinion is delivered to you pursuant to Section 4.4(a) of the Note Purchase Agreement. We express no opinion as to the law of any jurisdiction other than the law of the State of Connecticut, the General Corporation Law of the State of Delaware, and

<logo>DAY, BERRY & HOWARD

December 27, 1996
Page 5

federal law. Subsequent holders of the Notes may rely on this opinion as if it were addressed to them. Hebb & Gitlin may rely on this opinion for the sole purpose of rendering their opinion to be rendered pursuant to Section 4.4(c) of the Note Purchase Agreement.


                              Very truly yours.

                              /s/ Day, Berry & Howard

<logo>DAY, BERRY & HOWARD

                              SCHEDULE A
                              Addressees

The Lincoln National Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Allied Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

American States Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Federal Warranty Service Corporation
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

First Penn-Pacific Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Phoenix Home Life Mutual Insurance Company
c/o Phoenix Duff & Phelps
56 Prospect Street
Hartford, CT 06115-0480

SunAmerica Life Insurance Company
c/o SunAmerica Corporate Finance
1 SunAmerica Center
Los Angeles, California 90067-6022

Anchor National Life Insurance Company
c/o SunAmerica Corporate Finance
1 SunAmerica Center
Los Angeles, California 90067-6022

                                                       EXHIBIT 4.4(b)

              FORM OF OPINION OF COMPANY GENERAL COUNSEL


<logo>Advest



                                             December 27, 1996



To the Persons Listed on
Schedule A hereto

     Re:   The Advest Group, Inc. (the "Company")

Ladies and Gentlemen:

     Reference is made to the separate Note Purchase Agreements, dated as of December 27, 1996 (collectively, the "Note Purchase Agreement"), between the Company and each of the purchasers listed on Schedule A attached thereto (the "Purchasers"), which provide, among other things, for the issuance and sale by the Company of is 7.95% Senior Notes due December 31, 2003 in the aggregate principal amount of $35,000,000.
The capitalized terms used herein and not defined herein have the meanings specified by the Note Purchase Agreement.

     I am general counsel to the Company and in acting as such counsel, I have examined:

     (a)  the Note Purchase Agreement;

     (b) the Company's 7.95% Senior Notes due December 31, 2003, dated the date hereof, in the form of Exhibit 1 to the Note Purchase
Agreement, in the principal amount and with the registration numbers set forth on Schedule A to the Note Purchase Agreement (the "Notes");

     (c) The documents executed and delivered by the Company in connection with the transactions contemplated by the Note Purchase Agreement;

     (d) the bylaws and records of proceedings of directors and stockholders of the Company and a certified copy of the certificate of incorporation of the Company, as in effect on the date hereof; and

     (e) originals, or copies certified or otherwise identified to my satisfaction, of such other documents, records, instruments and certificates of public officials as I have deemed necessary or appropriate to enable us to render this opinion.

     In rendering my opinion, I have assumed that all signatures (other than signatures of officers and directors of the Company) are genuine, that all documents submitted to me as originals are genuine, that all copies submitted to me conform to the originals, that all natural Persons have legal capacity, and, as to documents executed by or on behalf of Persons other than the Company,

<logo>Advest

     (i) that each such Person executing documents had the power to enter into and perform its obligations under such documents, and

     (ii) that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons.

     I have no actual knowledge of any information that would indicate that my assumptions are invalid.

     Based on the foregoing, I am of the following opinions:

     1. Advest, Inc., the only Broker-Dealer Subsidiary, is a member firm in good standing of the NYSE and the NASD and is registered as a broker-dealer with the SEC.

     2. Advest, Inc. has registered as a broker-dealer or investment adviser in each jurisdiction where the nature of its activities makes such registration necessary, except where the failure to so register would not have a Material Adverse Effect.

     3. All consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications, or recordations with, Governmental Authorities required on the part of each of the Company and each Subsidiary have been obtained in connection with the part of each of the Company and each Subsidiary have been obtained in connection with the ownership of its properties and the conduct of its businesses, except where the failure to obtain any such consent, approval or authorization with respect to such ownership and conduct would not have a Material Adverse Effect.

     4. There is no default or existing condition which with the passage of time or notice, or both, would result in a default by the Company or any Subsidiary under any contract, lease or commitment known to me to which any one or more of the Company or any Subsidiary is a party or by which their respective properties may be bound, except where such default would not have a material adverse effect on the ability of the Company to perform its obligations set forth in the Note Purchase Agreement and the Notes.

     5. To the best of my knowledge, after inquiry of other officers of the Company, there is no judgment, order, action, suit, proceeding, inquiry, order or investigation, at law or in equity, before any court or Governmental Authority, arbitration board or tribunal, pending or threatened against the Company or any one or more of the Subsidiaries, except for any such judgment, order, action, suit, proceeding, inquiry, order or investigation that would not have a Material Adverse Effect.

     6. To the best of my knowledge, after due inquiry, the Company has good title to all of the shares it purports to own of the capital stock of each Subsidiary, free and clear in each case of any perfected security interest, and to the best of my knowledge after due inquiry, any other Lien, except that the capital stock of Advest Bank has been pledged to Fleet Bank, such capital stock shall

<logo>Advest

be released upon the payment of the obligations owing the Fleet bank in accordance with the requirements of Section 10.3(b) of the Note
Purchase Agreement.

     This opinion is delivered to you pursuant to Section 4.4(b) of the Note Purchase Agreement. I express no opinion as to the law of any jurisdiction other than the law of the State of Connecticut and federal law. Subsequent holders of the Notes may rely on this opinion as if it were addressed to them. Hebb & Gitlin may rely on this opinion for the sole purpose of rendering their opinion to be rendered pursuant to
Section 4.4(c) of the Note Purchase Agreement.


                              Very truly yours.

                              /s/Lee G. Kuckro
                              Lee G. Kuckro

                              SCHEDULE A
                              Addressees

The Lincoln National Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Allied Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

American States Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Federal Warranty Service Corporation
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

First Penn-Pacific Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Phoenix Home Life Mutual Insurance Company
c/o Phoenix Duff & Phelps
56 Prospect Street
Hartford, CT 06115-0480

SunAmerica Life Insurance Company
c/o SunAmerica Corporate Finance
1 SunAmerica Center
Los Angeles, California 90067-6022

Anchor National Life Insurance Company
c/o SunAmerica Corporate Finance
1 SunAmerica Center
Los Angeles, California 90067-6022

                                                       EXHIBIT 4.4(c)



           FORM OF OPINION OF SPECIAL COUNSEL TO PURCHASERS

<logo>HEBB & GITLIN



                                             December 27, 1996



To each of the Persons
listed on Annex 1 hereto

     Re:   The Advest Group, Inc.

Ladies and Gentlemen:

     Reference is made to the separate Note Purchase Agreements, each dated as of December 27, 1996 (collectively, the "Note Purchase Agreement"), between the Advest Group, Inc.(the "Company"), a Delaware corporation, and each of the purchasers listed on Schedule A attached thereto (the "Purchasers"), which provide, among other things, for the issuance and sale by the Company of its 7.95% Senior Notes due December 31, 2003, in the aggregate principal amount of Thirty-five Million Dollars ($35,000,000). Capitalized terms used in this opinion and not defined herein have the respective meanings ascribed to them in, or pursuant to the provisions of, the Note Purchase Agreement.

     We have acted as special counsel to you in connection with the transactions contemplated by Note Purchase Agreement. This opinion is delivered to you pursuant to Section 4.4(c) of the Note Purchase
Agreement. In acting as such counsel, we have examined:

     (a)  the Note Purchase Agreement;

     (b) the Company's 7.95% Senior Notes due December 31, 2003, each dated the date hereof, in the form of Exhibit 1 to the Note Purchase Agreement and registered in the names, in the principal amounts and with the registration numbers as set forth on Schedule A to the Note Purchase Agreement (collectively, the "Notes");

     (c)  a certificate of Officers of the Company;

     (d) a certificate of the Secretary of the Company, attaching copies certified to be true, of:

          (i) resolutions authorizing participation by the Company in the transactions contemplated by the Note Purchase Agreement and the Notes;

          (ii) the bylaws of the Company; and

<logo>HEBB & GITLIN
To each of the Persons
listed on Annex 1 hereto
December 27, 1996
Page 2

          (iii) a copy of the certificate of incorporation of the Company, certified by the Secretary of State of the State of Delaware;

     (e) a long-form good standing certificate from the jurisdiction of incorporation of the Company;

     (f)  a letter to Hebb & Gitlin from each of Ironwood Capital
Partners, Ltd. and Advest, Inc. describing the manner of the offering of the Notes (collectively, the "Offeree Letter");

     (g) the opinion of Day, Berry & Howard, special counsel to the Company, dated the date hereof;

     (h) the opinion of Lee G. Kuckro, General Counsel of the Company, dated the date hereof; and

     (i) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion.

     In rendering our opinion, we have assumed that all signatures are genuine, that all documents submitted to us as originals are genuine, that all copies submitted to us conform to the originals, that all natural Persons have legal capacity and, as to documents executed by or on behalf of Persons other than the Company that each such Person executing documents had the power to enter into and perform its obligations under such documents and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons.

     In rendering our opinion, we have relied, to the extent we deem necessary and proper, on:

          (i) warranties and representations as to certain factual matters contained in the Note Purchase Agreement; and

          (ii)  the Offeree Letter; and

          (iii) said opinions of Day, Berry & Howard and Lee G. Kuckro with respect to the due incorporation, valid existence, good standing and corporate power and authority of, and the authorization, execution and delivery of documents by, the Company (except that we have reviewed the copy of the certificate of the Secretary of the Company, and the attachments thereto, referred to above), and our conclusions as to such matters are subject to the same assumptions and qualifications as are contained in such opinions; based on such

<logo>HEBB & GITLIN
To each of the Persons
listed on Annex 1 hereto
December 27, 1996
Page 3

     investigation as we have deemed appropriate, said opinions are satisfactory in form and scope to us, and, in our opinion, you and we are justified in relying thereon.


     Based on the foregoing, we are of the following opinions:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     2. The Company has the requisite corporate power and authority to execute and deliver each of the Note Purchase Agreement and the Notes and to perform its obligations set forth therein. The Company has the requisite corporate power and authority to offer, issue and sell the Notes in accordance with the provisions of the Note Purchase Agreement.

     3. Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action on the part of the Company, has been executed and delivered by duly authorized officers of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     4. The execution and delivery by the Company of the Note Purchase Agreement and the Notes, and the issue and sale of the Notes by the Company and the performance by the Company of its obligations under the Note Purchase Agreement and the Notes will not conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien (other than the Liens permitted by the Note Purchase Agreement) upon any of their respective Properties pursuant to, the certificate of incorporation or bylaws of the Company.

     5. No consent, approval and authorization of any governmental authority of the United States of America or of the State of Connecticut is required under the laws of the United States of America or the State of Connecticut in connection with the execution and delivery of the Note Purchase Agreement and the Notes and the offer, issue and sale of the Notes. Our opinion in this paragraph 5 is based solely on a review of generally applicable laws of the United States of America and the State of Connecticut and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company.

     6.   Under existing law:

          (a) the offering and sale of the Notes under the circumstances contemplated by the Note Purchase Agreement is not subject to the registration requirements under the Securities Act; and

          (b) the Company is not required to qualify an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended.

<logo>HEBB & GITLIN
To each of the Persons
listed on Annex 1 hereto
December 27, 1996
Page 4

     All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that:

     (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

     (b) the enforceability of certain terms provided in the Note Purchase Agreement and the Note may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, common law or statutory requirements with respect to commercial reasonableness, and general principles of equity.

     Other than in reliance upon the aforementioned opinions of Day, Berry & Howard and Lee G. Kuckro, we express no opinion as to the law of any jurisdiction other than the federal law of the United States of America and the laws of the State of Connecticut

     Subsequent holders of the Notes may rely on this opinion as if it were addressed to them.


                              Very truly yours.

                              /s/ Hebb & Gitlin

                                ANNEX 1
                              Addressees

The Lincoln National Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Allied Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

American States Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Federal Warranty Service Corporation
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

First Penn-Pacific Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street; Renaissance Square
Fort Wayne, Indiana 46802

Phoenix Home Life Mutual Insurance Company
c/o Phoenix Duff & Phelps
56 Prospect Street
Hartford, CT 06115-0480

SunAmerica Life Insurance Company
c/o SunAmerica Corporate Finance
1 SunAmerica Center
Los Angeles, California 90067-6022

Anchor National Life Insurance Company
c/o SunAmerica Corporate Finance
1 SunAmerica Center
Los Angeles, California 90067-6022